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                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: June 15, 1994
                     (Date of earliest event reported)

                      CROWN CORK & SEAL COMPANY, INC.
          (Exact Name of Registrant as specified in its charter)

   Pennsylvania                  1-2227             23-15264444
State of Incorporation  Commission File Number   (I.R.S. Employer
                                                 Identification No.)

                             9300 Ashton Road
                     Philadelphia, Pennsylvania 19136
                              (215) 698-5100
               (Address of Registrant's Principal Executive
            Offices and telephone number, including area code)






                    This document consists of 4 pages.
                     Exhibit Index appears on page 3.
















                             Page 1 of 4 pages


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Item 7.   Financial Statements and Exhibits

(c)  Exhibits


     12. Statement re computation of ratio of earnings to fixed charges.





                                SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CROWN CORK & SEAL COMPANY, INC.



                              By:/s/Alan W. Rutherford

Date: June 15, 1994                     Alan W. Rutherford
                                   Executive Vice President and
                                   Chief Financial Officer

























                            Page 2 of 4 pages.





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                               Exhibit Index

Exhibit No.        Description of Exhibit     Sequential Page No.

  12               Statement of computation            4
                   of ratio of earnings to
                   fixed charges








































                             Page 3 of 4 pages
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